## DEMAND PROMISSORY NOTE

**THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), OR REGISTERED OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE DISTRIBUTED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THESE SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE LAWS OR AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY THAT A PROPOSED TRANSFER OR SALE OF THESE SECURITIES DOES NOT AFFECT THE ORIGINAL SALE OF SECURITIES FROM THE COMPANY PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED IN SECTION 4(2) OF THE ACT AND THE REGULATIONS THEREUNDER AND IS IN COMPLIANCE WITH ALL APPLICABLE STATE OR FEDERAL SECURITIES LAWS.**

**AUGUST 12, 2009**

FOR VALUE RECEIVED, the undersigned, Lincoln Resources, Inc., a Nevada corporation, (the "Company") hereby promises to pay to the order of Phillip Forman (the "Holder"), the principal sum of US$261.00, together with all other advances made from time to time by the Holder to the Company, plus interest on the unpaid principal balance of this Promissory Note (the "Note") from time to time outstanding from the date hereof until payment in full in the manner described herein. In consideration for this Note, Holder has paid on behalf of the Company certain obligations and payments in the aggregate amount of $261.00 (the "Loan"). Except as is provided in Section 2 hereof, payments shall be made in immediately available United States dollar funds on the day of payment.

1. Nothwithstanding anything set forth herein to the contrary, in no event shall the total amount of all charges payable hereunder which are or could be held to be in the nature of interest exceed the maximum rate of interest permitted to be charged under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. Should Holder receive any payment which would pay in excess of that permitted to be charged under any such applicable law, such excess payment shall have been, and shall be deemed to have been, made in error and, to the extent permitted by such applicable law, shall, at the option of Holder, be (i) applied by Holder as a payment in reduction of principal of the Note, (ii) applied by Holder as additional interest during any subsequent period when regular interest is accruing hereunder at less than the maximum legal rate so that the total interest for such subsequent period equals the

maximum legal rate, (iii) applied in any other manner permitted by such applicable law or (iv) refunded to Company.

2. The Company promises to pay all reasonable costs of collection, including, without limitation, all attorney's fees, whether or not suit is filed or other legal action is instituted, incurred by the Holder in enforcing the performance of the Company's obligations under the Note. The prevailing party in any legal action or proceeding brought to enforce rights or obligations under the Note shall be entitled to collect court costs and attorneys' fees and costs incurred in connection therewith.

3. Unless otherwise specifically set forth in this Note, the Company and each surety, endorser, guarantor and other person liable upon the Note waives (i) all notices, demands and presentment for payments, and (ii) all notices of non-payment, default, intention to accelerate, maturity, protest and dishonour.

4. Upon the occurrence of any event of default hereunder which is not cured within the applicable grace period, if any, then Holder may, at its option, without notice or demand, pursue any rights, remedies and recourse it may have pursuant to the Note or at law or in equity. Holder's rights and remedies under this Note at law or in equity, shall be cumulative and concurrent, and may be pursued singly, successively or together at the sold discretion of Holder and may be exercised as often as occasion therefore shall arise; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof or of any other right or remedy.

5. All notices, demands, approvals and other communication provided for herein shall be in writing and may be delivered by personal delivery or by prepaid overnight courier service addressed to the intended recipient at the address specified below, or at such other address as may be specified in a written notice delivered in the manner provided herein. Any notice shall be deemed delivered upon actual receipt by the party to whom it is addressed after personal delivery or, otherwise, on the earlier of (i) the next day after the date on which it is given to a commercial overnight delivery service; or (ii) the date on which it is received.

To the Holder:

Phillip Forman

____________________

____________________

To the Company:

Lincoln Resources, Inc.
11622 El Camino Real, Suite 100
San Diego, CA 92130

6. The terms of this Note shall be governed and construed under the laws of the State of Nevada. Holder and the Company agree that, in the event that the Company breaches its obligations hereunder, any court located in the State of Nevada shall have jurisdiction to hear any suit, action or proceeding brought by Holder arising out of or in connection with such breach. The Company hereby acknowledges and irrevocably consents and submits to the jurisdiction of such courts in any such suit, action or proceeding. Service of process may be made against the Company either in person, wherever it may be found, or by notice as permitted herein to the address set forth herein.

7. Time is of the essence with respect to every provision hereof. This Note shall inure to the benefit of Holder, its successors, heirs, representatives and assigns, and shall be binding on the Company, its successors and assigns.

8. This Note may not be modified or terminated orally but only by an agreement in writing signed by the party against whom enforcement of such change or termination is sought.

IN WITNESS WHEREOF, this Note has been duly executed by the Company as of the 12th day of August 2009.

By: ______________________
Name: Phillip Forman
Title: President